FORM 8-K

                          CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

                   Date of report: March 28, 2007
                  (Date of earliest event report)

                        eCom eCom.com, Inc.
     -------------------------------------------------------
     (Exact name of Registrant as specified in its charter)

        Florida                                 65-0538051
 --------------------------------          -------------------
 (State or other jurisdiction                 (IRS Employer
  of incorporation)                        Identification No.)

                             000-23617
                       ---------------------
                       (Commission File No.)


                  1016 Clemmons Street Suite 302
                        Jupiter, FL 33477
                           561-880-0004
 --------------------------------------------------------------
 (Address and Telephone Number of Principal Executive Offices)


             100 Village Square Crossing Suite 202
                   Palm Beach Gardens, FL 33410
                          561-207-6395
 -------------------------------------------------------------
 (Former name or former address, if changed since last report)



                      Barney A. Richmond
                  1016 Clemmons Street Suite 302
                        Jupiter, FL 33477
                           561-880-0004
   -----------------------------------------------------------
   (Name, Address and Telephone Number of Agent for Service)













INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 8.01.  Other Events and Required FD Disclosure

Other Information.

On March 12, 2007, an Order confirming eCom eCom.com's ("eCom") Disclosure Statement and Reorganization Plan in the United States Florida Southern District Bankruptcy Court in re: Case No. 04-35435 was entered by the Honorable Judge Steven H. Friedman. The March 12, 2007 Court Transcript was filed with the Clerk of Florida Southern District Bankruptcy Court on March 27, 2007. A copy of this transcript can be reviewed at ecomecom.net under the title of "Bankruptcy News Information".

Additionally, pursuant to the receipt of the aforementioned Court Transcript, the following former subsidiary companies of eCom filed their respective below listed 10QSB SEC quarterly filings for the quarters ending August 31, 2006 and November 30, 2006, which were held pending the completion of the above referenced March 12, 2007 confirmation hearing and the Company's receipt of the above described court transcript. This transcript was incorporated as Exhibit No. 99.6 within each of the following below listed 10QSB SEC filings dated March 23, 2007.

No.    Name of Subsidiary Company       SEC CIK No.  SEC Assession No.
                                        -----------  --------------------
 1   American Environmental, Inc. (1)   0001290785   0001290785-07-000002
                                                     0001290785-07-000003
 2   Green Energy Group, Inc.     (2)   0001321500   0001321500-07-000002
                                                     0001321500-07-000003
 3   Diamond Energy Partners, Inc.(3)   0001321506   0001321506-07-000002
                                                     0001321506-07-000003
 4   Click to Raffle.com          (4)   0001321499   0001321499-07-000002
                                                     0001321499-07-000003
 5   Core Medical Group, Inc.     (5)   0001321510   0001321510-07-000002
                                                     0001321510-07-000003
 6   CRT Holdings, Inc.           (6)   0001321508   0001321508-07-000002
                                                     0001321508-07-000003
 7   A Super Deal.com, Inc.             0001321507   0001321507-07-000002
                                                     0001321507-07-000003
 8   eSecureSoft Company                0001321511   0001321511-07-000002
                                                     0001321511-07-000003

(1) Name change filed with Florida Div. of Corporations on 11/02/05, formerly known as MyZipSoft, Inc.
(2) Name change filed with Florida Div. of Corporations on 08/02/06, formerly known as ProCard Corporation.
(3) Name change filed with Florida Div. of Corporations on 08/19/05, formerly known as AAB National Company.
(4) Name change filed with Florida Div. of Corporations on 11/30/05, formerly known as A Classified Ad, Inc.
(5) Name change filed with Florida Div. of Corporations on 08/03/06, formerly known as Swap and Shop.net Corp.
(6) Name change filed with Florida Div. of Corporations on 11/30/05, formerly known as USAS Digital Inc.




In other information:

On March 15, 2007, the Company moved to new corporate offices located at 1016 Clemmons Street, Suite 302, Jupiter, FL 33477-3305. The Company's telephone number changed to (561) 880-0004. The Company's facsimile number changed to
(561) 337-9356.

FORWARD-LOOKING STATEMENTS

This report contains "forward-looking" statements, as that term is defined by federal securities laws. You can find these statements by looking for words such as "may," "will," "expect," "anticipate," "believe," "estimate" and similar words in this report. These forward-looking statements are subject to numerous assumptions, risks and uncertainties. Because the statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by the forward-looking statements. Risks and uncertainties that could cause actual results to vary materially from those anticipated by the forward-looking statements included in this report include unexpected difficulties in preparing the additional cash reconciliation.


SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


eCom eCom.com, Inc.
(Registrant)


Dated: March 28, 2007


 /s/ Barney A. Richmond

Barney A. Richmond
Chairman and Chief Executive Officer
eCom eCom.com, Inc.